

Regency Energy Partners
Fourth Quarter Earnings Release
March 1, 2010

REGENCY
ENERGY PARTNERS

Forward Looking Statements

Certain matters discussed in this report include "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. Statements using words such as "anticipate," "believe," "intend," "project," "plan," "expect," "continue," "estimate," "goal," "forecast," "may" or similar expressions help identify forward-looking statements. Although we believe our forward-looking statements are based on reasonable assumptions and current expectations and projections about future events, we cannot give assurances that such expectations will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions. These risks and uncertainties include volatility in the price of oil, natural gas, and natural gas liquids, declines in the credit markets and the availability of credit for the Partnership as well as for producers connected to the Partnership's system and its customers, the level of creditworthiness of, and performance by the Partnership's counterparties and customers, the Partnership's ability to access capital to fund organic growth projects and acquisitions, and the Partnership's ability to obtain debt and equity financing on satisfactory terms, the Partnership's use of derivative financial instruments to hedge commodity and interest rate risks, the amount of collateral required to be posted from time-to-time in the Partnership's transactions, changes in commodity prices, interest rates, and demand for the Partnership's services, changes in laws and regulations impacting the midstream sector of the natural gas industry, weather and other natural phenomena, industry changes including the impact of consolidations and changes in competition, the Partnership's ability to obtain required approvals for construction or modernization of the Partnership's facilities and the timing of production from such facilities, and the effect of accounting pronouncements issued periodically by accounting standard setting boards. Therefore, actual results and outcomes may differ materially from those expressed in such forward-looking information.

In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than the Partnership has described. The Partnership undertakes no obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

2009 Highlights



2009 Highlights

2009 Goals	Execution	Achieved
▶ Achieve adjusted EBITDA guidance range	▶ Generated $205 million in adjusted EBITDA with four solid quarters of operating performance for full-year 2009	✓
▶ Complete Haynesville Expansion Project under budget	▶ Construction completed under budget in January 2010 on base project and Red River Lateral Expansion	✓
▶ Execute growth strategy	▶ Completed over $705 million of growth projects during 2009[1] ▶ Raised over $1.2 billion in capital in 2009 to prudently fund organic growth projects	✓
▶ Strengthen balance sheet	▶ Lowered Debt/EBITDA ratio ▶ Improved liquidity by lowering revolver balance from $769 million at year-end 2008 to $420 million at year-end 2009	✓
▶ Manage commodity risk	▶ Increased adjusted segment margin from fee-based businesses to 71% for full-year 2009 ▶ Instituted comprehensive quarterly rolling-hedge program to further limit exposure to commodity price fluctuations	✓
▶ Maintain quarterly distribution	▶ Distributed $0.445 per common unit for each quarter of 2009, totaling $1.78 per unit for the full year	✓

1 Includes 100% of Haynesville Joint Venture growth projects

2009 Highlights: Haynesville Shale Expansions

Haynesville Expansion Project[1]

Projects Announced	Description	Completion Date / Expected Completion
Base Project	▪ Adds 1.1 Bcf/d of capacity with 46 miles of 36" pipe, 75 miles of 42" pipe and 14,200 HP of compression	▪ Completed January 2010
Red River Lateral	▪ $47 million pipeline extension to increase capacity on RIGS ▪ Adds approximately 100,000 MMBtu/d of capacity, bringing total project capacity to ~1.2 Bcf/d	▪ Completed January 2010
Logansport Expansion Phase I	▪ $47 million extension of Nexus Gathering System in north Louisiana ▪ Provides gathering customers with additional high-value takeaway options in DeSoto Parish, LA and Shelby County, TX ▪ Adds approximately 450 - 485 MMcf/d of gathering capacity through 17 miles of 24" pipeline, as well as associated compression and dehydration facilities ▪ Adds approximately 300 MMcf/d of new delivery interconnect capacity to CenterPoint's Line CP	▪ Second Quarter 2010
Logansport Expansion Phase II	▪ $40 million expansion to gather gas from dedicated acreage to Logansport Phase I CP Interconnect ▪ Construction of amine treating plant with capacity up to 300 MMcf/d ▪ Adds approximately 15 miles of gathering lines ▪ Expands interconnect capacity at Tennessee Gas Pipeline and LIG by 100 MMcf/d and 30 MMcf/d, respectively, for a combined incremental cost of ~$2.1 million	▪ Mid-Year 2010

SUMMARY

Invested Capital: $787 million	Incremental Pipeline Capacity: 1.2 Bcf/d	Incremental Gathering Capacity: 450-485 MMcf/d	Incremental Takeaway Capacity: 435 MMcf/d	Treating Capacity: 300 MMcf/d

1 The Haynesville Expansion Project, including the base project and Red River Lateral, was funded by the Haynesville Joint Venture, of which Regency currently owns 43%. The Logansport Expansion Phase I and Logansport Expansion Phase II are gathering projects not included in the Joint Venture and are funded and owned entirely by Regency

Fundamentals Review



Fundamentals: Drilling Activity

- Despite depressed energy prices, rig counts began to rise in the third quarter of 2009 and continued to increase over the course of the year, driven by low-cost shale plays, including the Haynesville/Bossier and Marcellus Shales
- The historically high crude-gas ratio has increased the relative attractiveness of rich gas plays which have a higher oil component, including south Texas and west Texas


U.S. Drilling Rig Trends[1]
# of Rigs
1200
1000
800
600
400
200
0
Q1'08
Q2'08
Q3'08
Q4'08
Q1'09
Q2'09
Q3'09
Q4'09
Gas
Gas/Oil
Oil
Other


Rig Count Trends - Regency Operated Area[1]
# of Rigs
350
300
250
200
150
100
50
0
Q1'08
Q2'08
Q3'08
Q4'08
Q1'09
Q2'09
Q3'09
Q4'09
Mid-Con
West TX
South Tx
East TX & North LA
Fayetteville
TX Gulf
Non-TX Gulf
Barnett Shale
Appalachian

Total US Land Rig Count							
Q1 08	Q2 08	Q3 08	Q4 08	Q1 09	Q2 09	Q3 09	Q4 09
1,976	2,139	2,306	2,160	1,338	932	1,016	1,188

Total Regency Operating Area Rig Count							
Q1 08	Q2 08	Q3 08	Q4 08	Q1 09	Q2 09	Q3 09	Q4 09
1,414	1,543	1,649	1,535	956	676	756	889

Current rig count levels remain insufficient to meet expected natural gas demand over the coming years although technological advances will likely keep rig counts below 2008 levels

1 Tudor Pickering Holt & Company, TPH Weekly Rig Roundup, February 16, 2010 and Regency internal analysis

Fundamentals: Commodity Prices

- NYMEX gas prices have rebounded since the third quarter of 2009, from a September 2009 contract settlement of $2.51 per MMBtu, to $5.27 per MMBtu for February 2010
- WTI crude ended January 2010 trading at $73 per bbl, much higher than the 2008 close of $45 per bbl
- NGL prices gained momentum in 2009 after the large price decline seen in the second half of 2008


Gas Price Trends
Price ($/MMbtu)
$12.50
$11.50
$10.50
$9.50
$8.50
$7.50
$6.50
$5.50
$4.50
$3.50
$2.50
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Panhandle
NYMEX
Waha
Houston Ship


Crude / NGL Price Trends
Price ($/bbl)
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$0.00
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Ethane
Propane
C4+
WTI Crude

Year-end 2009 forward curves for natural gas and crude oil pricing suggest that natural gas will trade at $5.18/MMBtu and crude will trade at $79/bbl for full year 2010

Business Review



- Demonstrated consistent performance across all four quarters of 2009
- Generated $420 million of combined adjusted total segment margin in 2009, with each of our three businesses remaining relatively steady over the course of the year



2009 Adjusted EBITDA
$ in millions
$60
$50
$40
$30
$20
$10
$0
$54
$51
$49
$51
Q1 2009
Q2 2009
Q3 2009
Q4 2009



2009 Combined Adjusted Total Segment Margin
$ in millions
$120
$100
$80
$60
$40
$20
$0
$106
$106
$104
$104
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Gathering and Processing
Transportation[1]
Compression
Corporate and Others[2]

- Our results in the second half of 2009 are generally indicative of what we view our current base EBITDA run-rate to be, after factoring in volume declines, commodity prices and hedging impacts
  - Base EBITDA run-rate excludes contributions from growth capital projects, most notably the recently-completed RIGS expansions and Logansport gathering projects, which will contribute results for less than the full year 2010

1 Combined Transportation segment margin sums 100% of the segment margin of Haynesville Joint Venture and RIGS
2 Corporate and Others segment margin is net of inter-segment eliminations

Majority Fee-Based Portfolio

- Since 2007, Regency has made a concerted effort to grow fee-based margins
  - 71% of Regency's Adjusted Segment Margin in 2009 was attributable to stable, fee-based cash flows
  - Only 5% of Adjusted Segment Margin is expected to be subject to commodity price fluctuations in 2010


FY 2007
22%
42%
36%
FY 2008
17%
19%
64%
FY 2009
2%
27%
71%
FY 2010E
5%
21%
74%
Fee Based
Hedged Commodity
Unhedged Commodity

Long-term target is to achieve 80% of adjusted segment margin derived from fee-based cash flows

Transportation Segment

- Combined transportation segment volumes were down quarter-over-quarter throughout 2009 due to a decline in volumes driven by reduced levels of Cotton Valley drilling and compressed basis differentials between east Texas and north Louisiana
- Segment margins remained relatively flat because of the high portion of contracted firm transportation charges in our revenue mix

Historical Combined Transportation Throughput and Segment Margin[1,2]



MMBtu/d (000s)
900
800
700
600
500
400
300
200
100
0
811
745
736
640
$14
$12
$10
$8
$6
$4
$2
$0
$ in millions
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Transportation Throughput
Intersegment Volumes
Combined Transportation Segment Margin

1 Intersegment volumes reflect volumes moved through both Regency's Gathering and Processing and Transportation segments; Transportation volumes assume 100% Joint Venture ownership
2 Combined Transportation segment sums 100% of the segment margin of the Haynesville Joint Venture and RIGS

Gathering and Processing Segment

- Despite a difficult commodity environment, including a steep decline in gas prices for the first three quarters of 2009, Regency's Gathering and Processing volumes and segment margin have remained relatively stable
  - In 2009, Regency announced two expansions to our Logansport gathering system in north Louisiana to meet growing Haynesville Shale demand
  - In the Eagle Ford Shale region of south Texas, Regency expanded and extended our virtual processing and NGL takeaway capability during 2009

Gathering and Processing Throughput and Adjusted Segment Margin[1,2]



1,200
1,000
800
600
400
200
0
MMBtu/d (000s)
1,039
985
982
1,024
$56
$54
$52
$50
$48
$ in millions
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Gathering and Processing Throughput
Intersegment Volumes
G and P Adjusted Segment Margin

1 Intersegment volumes reflect volumes moved through both Regency's Gathering and Processing and Transportation segments
2 Transportation volumes assume 100% Joint Venture ownership

Contract Compression Segment

- Regency's Contract Compression business averaged approximately 99% run-time for full-year 2009, with overall horsepower declining only 3% in 2009 compared to 2008 despite a drastic reduction in drilling rig counts
- Regency's 2009 performance demonstrates that our business model is stable and supported by long-term customer relationships and fee-based contracts

Revenue Generating Horsepower vs. US Onshore Gas Rig Count[1]



900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
Horsepower
615,852
669,604
742,604
778,667
789,494
767,060
743,269
753,328
1,000
900
800
700
600
500
400
300
200
100
0
Rig Count (% change)
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009

Regency Contract Compression Performance



$70
$60
$50
$40
$30
$20
$10
$0
$ in millions
$60
45%
51%
53%
52%
53%
$20
$20
$19
$19
55%
50%
45%
40%
35%
30%
25%
20%
EBITDA as Percentage of Revenue (%)
FY 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009E
EBITDA
% of EBITDA

Despite a 46% decline in the US onshore gas rig count since September 2008, Regency's revenue generating horsepower has remained relatively flat over the same period

1 Tudor Pickering Holt & Company, TPH Weekly Rig Roundup, February 16, 2010 and Regency internal analysis

Financial Review



Consolidated Operating Results

Regency Energy Partners LP
Consolidated Income Statements
($ in thousands)

	Three Months Ended			
	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
REVENUES				
Gas sales	$ 128,636	$ 97,597	$ 106,897	$ 148,270
NGL sales	88,848	66,543	57,676	49,585
Gathering, transportation and other fees, including related party amounts	65,640	66,278	69,231	72,621
Net realized and unrealized gain from derivatives	2,315	12,292	12,515	14,455
Other	9,809	7,872	7,223	5,194
Total revenues	295,248	250,582	253,542	290,125
OPERATING COSTS AND EXPENSES				
Cost of sales, including related party amounts	203,955	155,586	157,347	182,675
Operation and maintenance	30,671	32,139	31,974	36,042
General and administrative	14,533	14,126	14,127	15,077
Loss (gain) on asset sales, net	105	(109)	651	(133,931)
Depreciation and amortization	28,759	27,009	26,236	27,889
Total operating costs and expenses	278,023	228,751	230,335	127,752
OPERATING INCOME	**17,225**	**21,831**	**23,207**	**162,373**
Income from unconsolidated subsidiary	2,431	3,532	1,587	336
Interest expense, net	(22,028)	(22,173)	(19,568)	(14,227)
Other income and deductions, net	(1,459)	(13,929)	214	42
(LOSS) INCOME BEFORE INCOME TAXES	**(3,831)**	**(10,739)**	**5,440**	**148,524**
Income tax (benefit) expense	(484)	(196)	(515)	100
NET (LOSS) INCOME	**(3,347)**	**(10,543)**	**5,955**	**148,424**
Net (income) loss attributable to noncontrolling interest	(30)	39	(65)	(35)
NET (LOSS) INCOME ATTRIBUTABLE TO REGENCY ENERGY PARTNERS LP	**$ (3,377)**	**$ (10,504)**	**$ 5,890**	**$ 148,389**

Commodity Price Risk Management

REGENCY ENERGY PARTNERS

- Regency believes that maintaining a strong hedging program enables us to more accurately project and maintain stable cash flows
- We expect to execute additional hedges for 2011 through the balance of the first quarter of 2010 to bring our 2011 total hedge percentages to approximately 55% for NGLs and approximately 55% for condensate



NGL Equity Production vs. Hedged
Bbl/d
5,000
4,000
3,000
2,000
1,000
-
81%
80%
79%
80%
67%
45%
23%
0%
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Equity Production
Hedge



Condensate Equity Production vs. Hedged
Bbl/d
800
600
400
200
-
84%
83%
84%
84%
84%
56%
29%
0%
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Equity Production
Hedge



Natural Gas Production vs. Hedged
Bbl/d
10,000
8,000
6,000
4,000
2,000
-
83%
84%
85%
87%
55%
55%
0%
0%
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Equity Production
Hedge

Commodity Price Risk Management

- In aggregate, 80% of NGLs, 84% of condensate and 85% of natural gas are hedged for 2010
- 34% of NGLs, 42% of condensate and 27% of natural gas are hedged for 2011

Executed Hedges by Product				
	2010		2011	
	Bbl/d	Price ($/gal)	Bbl/d	Price ($/gal)
Ethane	1,558	$0.52	656	$0.51
Propane	1,037	$1.40	414	$1.00
Iso Butane	255	$1.75	-	-
Normal Butane	445	$1.76	279	$1.31
Natural Gasoline	390	$2.32	157	$1.65
	Bbl/d	Price ($/Bbl)	Bbl/d	Price ($/Bbl)
WTI	650	$121.30	324	$82.46
	MMbtu /d	Price ($/MMbtu)	MMbtu /d	Price ($/MMbtu)
Natural Gas (MMbtu/d)	8,000	$5.91	2,479	$6.57

Note: WTI prices in $/bbl; WTI Natural Gas prices in $/MMbtu; all other prices in $/gallon

Commodity Price Risk Management

DCF Sensitivity to Commodity Price Changes - 2010

Change in Natural Gas Price ($/MMbtu)	Change in WTI Price ($/bbl)		
($ in millions)	Decrease $10.00	Flat	Increase $10.00
Decrease $1.00	$ (3.0)	$ (0.5)	$ 2.0
Flat	$ (2.5)	$ 0	$ 2.5
Increase $1.00	$ (2.0)	$ 0.5	$ 3.0

- Regency has length in natural gas due to a concerted effort to minimize 'keep-whole' exposure
- A $10.00 per Bbl movement in Crude along with the same percentage change in NGL pricing will result in a $2.5 million change in Regency's full year DCF
- A $1.00 per MMbtu movement in Natural Gas pricing will result in a $0.5 million change in Regency's full year DCF

Liquidity Update

- In 2009, Regency prudently managed its balance sheet by opportunistically accessing the capital markets to finance accretive growth projects using a combination of debt and equity
  - Total availability under our revolving credit facility was $453 million at year-end 2009

Capitalization Summary	December 31, 2008	December 31, 2009
	$ in millions	
Cash and cash equivalents [1]	$ 0.6	$ 9.8
Total Long-Term Debt:		
Revolving credit facility	$ 768.7	$ 419.6
Senior notes	$ 357.5	$ 594.7
Total debt	$ 1,126.2	$ 1,014.3
Convertible redeemable preferred units	-	$ 51.7
Partners' Capital:		
Common Units	989.6	1,213.7
General partner interest	29.3	19.2
Accumulated other comprehensive income	67.4	(2.0)
Noncontrolling interest	-	14.2
Total partners' capital	$ 1,086.3	$ 1,245.1
Total Capitalization	$ 2,212.5	$ 2,311.1
Debt/Capitalization	51%	44%

1 Excludes restricted cash

Capital Spend for 2010

- We expect our growth capital expenditures for 2010 to be approximately $167 million, inclusive of Regency's portion of growth capital expenditures related to the Haynesville Joint Venture

- Our anticipated 2010 organic growth capital expenditures of $167 million include:
  - $137 million related to Gathering and Processing, of which $77 million relates to previously approved Haynesville projects in our Gathering and Processing and Transportation Segments
  - $14 million related to Contract Compression
  - $8 million related to Corporate and Others
  - $8 million related to the Haynesville Joint Venture, which represents Regency's 43% proportionate share

Q&A



Appendix



Gathering and Processing Segment (Year-Over-Year)

	Three Months Ended December 31,		Year Ended	
	2009	2008	2009	2008
	($ in thousands)			
Gathering and Processing Segment				
Financial data (1):				
Segment margin	$ 54,828	$ 72,769	$ 230,512	$ 264,405
Adjusted segment margin	55,252	59,079	219,989	249,697
Operating data:				
Throughput (MMbtu/d)	1,023,720	1,122,468	1,000,621	1,025,779
NGL gross production (Bbls/d)	25,395	22,662	24,024	22,390

(1) Segment margin and adjusted segment margin vary from previously disclosed amounts due to functional reorganization of our segments.

Combined Transportation Segment (Year-Over-Year)

	Three Months Ended December 31,		Year Ended December 31,	
	2009	2008	2009	2008
	($ in thousands)			
Transportation Segment				
Financial data:				
Segment margin (1)	$ -	$ 15,984	$ 11,714	$ 66,888
Operating data:				
Throughput (MMbtu/d)	-	771,655	169,143	770,939

(1) Segment margin varies from previously disclosed amounts due to functional reorganization of our segments.

	Three Months Ended December 31,		Year Ended December 31,	
	2009	2008	2009	2008
	($ in thousands)			
Combined Transportation Segment(1)				
Financial data:				
Segment margin	$ 12,157	$ 15,984	$ 52,051	$ 66,888
Operating data:				
Throughput (MMbtu/d)	640,166	771,655	738,654	770,939

(1) Combined transportation segment sums 100 percent of the segment margin of the Haynesville Joint Venture and RIGS.

Contract Compression Segment (Year-Over-Year)

	Three Months Ended December 31,		Year Ended December 31,	
	2009	2008	2009	2008
	($ in thousands)			
Contract Compression Segment				
Financial data:				
Segment margin	$ 34,163	$ 33,351	$ 141,028	$ 125,503
Operating data:				
Revenue generating horsepower	753,328	778,667	753,328	778,667
Average horsepower per revenue generating compression unit	849	856	849	856

Non-GAAP Reconciliation

	Three Months Ended			
	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
	($ in thousands)			
Net (loss) income	$ (3,347)	$ (10,543)	$ 5,955	$ 148,424
Add (deduct):				
Interest expense, net	22,028	22,173	19,568	14,227
Depreciation and amortization	28,759	27,009	26,236	27,889
Income tax (benefit) expense	(484)	(196)	(515)	100
EBITDA (1) (2)	$ 46,956	$ 38,443	$ 51,244	$ 190,640
Add (deduct):				
Non-cash loss (gain) from derivatives	2,124	9,332	(2,728)	(3,565)
(Gain) loss on asset sales, net	105	(109)	651	(133,931)
Income from unconsolidated subsidiary	(2,431)	(3,532)	(1,587)	(336)
Partnership's ownership interest in Haynesville Joint Venture's adjusted EBITDA (3)	3,621	3,890	3,288	599
Other expense, net	698	963	97	728
Adjusted EBITDA	$ 51,073	$ 48,987	$ 50,965	$ 54,135

(1) Earnings before interest, taxes, depreciation and amortization.

(2) EBITDA for the three months ending June 30, 2009 and March 31, 2009 varies from previously disclosed amounts as a result of new accounting pronouncement that requires disclosing non-controlling interest in income separately on the face of the income statement.

(3) 100% of Haynesville Joint Venture's Adjusted EBITDA is calculated as follows:

	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
Net income	$ 5,655	$ 9,018	$ 4,177	$ 884
Add (deduct):				
Depreciation and amortization	2,669	733	4,443	669
Interest expense	93	65	-	-
(Gain) loss on asset sales, net	-	(13)	13	-
Other expense, net	5	3	19	23
Haynesville Joint Venture's Adjusted EBITDA	$ 8,422	$ 9,806	$ 8,652	$ 1,576

Non-GAAP Reconciliation[1]

	Three Months Ended			
	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
	($ in thousands)			
Adjusted Total Segment Margin	$ 91,717	$ 90,342	$ 93,467	$ 103,885
Adjusted Total Segment Margin for Haynesville Joint Venture (a)	12,157	13,535	12,643	2,002
Combined Adjusted Total Segment Margin	$ 103,874	$ 103,877	$ 106,110	$ 105,887
Combined Transportation Segment Margin (b)	12,157	13,535	12,803	13,556
Contract Compression Segment Margin	34,163	34,085	35,800	36,980
Corporate & Others Segment Margin	3,913	2,618	3,704	1,049
Inter-segment Elimination	(1,611)	(1,208)	(976)	(809)
Combined Adjusted Gathering and Processing Segment Margin	$ 55,252	$ 54,847	$ 54,779	$ 55,111

(a) Adjusted total segment margin for Haynesville Joint Venture is calculated as follows:

	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
Net income	$ 5,655	$ 9,018	$ 4,177	$ 884
Add (deduct):				
Operation and maintenance	1,852	2,563	2,845	325
General and administrative	2,011	1,766	1,675	228
Depreciation and amortization	2,669	733	4,443	669
Interest expense	93	65	-	-
(Gain) loss on asset sales, net	-	(13)	13	-
Other income and deductions, net	(123)	(597)	(510)	(104)
Adjusted total segment margin	$ 12,157	$ 13,535	$ 12,643	$ 2,002

(b) Combined transportation segment margin sums 100 percent of the segment margin of the Haynesville Joint Venture and RIGS.

[1] The above table presents combined adjusted total segment margin, which adds adjusted total segment margin to the Haynesville Joint Venture's adjusted total segment margin.

Non-GAAP Reconciliation (Year-Over-Year)

REGENCY
ENERGY PARTNERS

	Three Months Ended December 31		Year Ended December 31,	
	2009	2008	2009	2008
	($ in thousands)			
Net (loss) income	$ (3,347)	$ 31,936	$ 140,489	$ 101,328
Add (deduct):				
Interest expense, net	22,028	14,982	77,996	63,243
Depreciation and amortization	28,759	27,928	109,893	102,566
Income tax (benefit) expense	(484)	(408)	(1,095)	(266)
EBITDA (1) (2)	**$ 46,956**	**$ 74,438**	**$ 327,283**	**$ 266,871**
Add (deduct):				
Non-cash loss (gain) from derivatives	2,124	(13,691)	5,163	(14,708)
Loss (Gain) on asset sales, net	105	38	(133,284)	472
Income from unconsolidated subsidiary	(2,431)	-	(7,886)	-
Partnership's ownership interest in Haynesville Joint Venture's adjusted EBITDA (3)	3,621	-	11,398	-
Other expense (income), net	698	(147)	2,486	1,838
Adjusted EBITDA	**$ 51,073**	**$ 60,638**	**$ 205,160**	**$ 254,473**

(1) Earnings before interest, taxes, depreciation and amortization.
(2) EBITDA varies from previously disclosed amounts as a result of new accounting pronouncement that requires disclosing non-controlling interest in income separately on the face of the income statement.
(3) 100% of Haynesville Joint Venture's Adjusted EBITDA is calculated as follows:

	Three Months 2009	Three Months 2008	Year 2009	Year 2008
Net income	$ 5,655	$ -	$ 19,734	$ -
Add (deduct):				
Depreciation and amortization	2,669	-	8,514	-
Interest expense	93	-	158	-
Other expense, net	5	-	50	-
Haynesville Joint Venture's Adjusted EBITDA	$ 8,422	$ -	$ 28,456	$ -

Non-GAAP Reconciliation (Year-Over-Year)

REGENCY ENERGY PARTNERS

	Three Months Ended December 31, 2009	Three Months Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
	($ in thousands)			
Net (loss) income	$ (3,347)	$ 31,936	$ 140,489	$ 101,328
Add (Deduct):				
Operation and maintenance	30,671	36,580	130,826	131,629
General and administrative	14,533	12,539	57,863	51,323
(Gain) loss on asset sales, net	105	38	(133,284)	472
Management services termination fee	-	-	-	3,888
Transaction expenses	-	1,084	-	1,620
Depreciation and amortization	28,759	27,928	109,893	102,566
Income from unconsolidated subsidiary	(2,431)	-	(7,886)	-
Interest expense, net	22,028	14,982	77,996	63,243
Loss on debt refinancing	-	-	-	-
Other income and deductions, net	1,459	118	15,132	(332)
Income tax (benefit) expense	(484)	(408)	(1,095)	(266)
Total Segment Margin (1)	**91,293**	**124,797**	**389,934**	**455,471**
Non-cash loss (gain) from derivatives	424	(13,691)	(10,523)	(14,708)
Non-cash put option expiration	-	-	-	-
Adjusted Total Segment Margin (1)	**91,717**	**111,106**	**379,411**	**440,763**
Transportation Segment Margin (1) (2)	-	**15,984**	**11,714**	**66,888**
Non-cash gain (loss) from derivatives	-	-	-	-
Adjusted Segment Margin for Transportation (1) (2)	-	**15,984**	**11,714**	**66,888**
Contract Compression Segment Margin (1)	**34,163**	**33,351**	**141,028**	**125,503**
Corporate & Others Segment Margin (1)	**3,913**	**435**	**11,284**	**3,248**
Inter-segment Elimination	**(1,611)**	**2,258**	**(4,604)**	**(4,573)**
Adjusted Gathering and Processing Segment Margin (1)	**$ 55,252**	**$ 59,878**	**$ 219,989**	**$ 249,697**

(1) Segment margin and adjusted segment margin vary from previously disclosed amounts due to functional reorganization of our segments as well as inter-segment eliminations.

(2) Transportation segment margin and adjusted transportation segment margin represent Regency's 100% ownership in RIGS prior to contribution of RIGS to the Haynesville Joint Venture.

Non-GAAP Reconciliation (Year-Over-Year)

	Three Months Ended December 31,		Year Ended December 31,	
	2009	2008	2009	2008
	($ in thousands)			
Adjusted Total Segment Margin	$ 91,717	$ 111,106	$ 379,411	$ 440,763
Adjusted Total Segment Margin for Haynesville Joint Venture (a)	12,157	-	40,337	-
Combined Adjusted Total Segment Margin	$ 103,874	$ 111,106	$ 419,748	$ 440,763
Combined Adjusted Transportation Segment Margin (b)	12,157	15,984	52,051	66,888
Contract Compression Segment Margin	34,163	33,351	141,028	125,503
Corporate & Others Segment Margin	3,913	435	11,284	3,248
Inter-segment Elimination	(1,611)	2,258	(4,604)	(4,573)
Combined Adjusted Gathering and Processing Segment Margin	$ 55,252	$ 59,078	$ 219,989	$ 249,697

(a) Adjusted total segment margin for Haynesville Joint Venture is calculated as follows:

Net income	$ 5,655	$ -	$ 19,734	$ -
Add (deduct):				
Operation and maintenance	1,852	-	7,585	-
General and administrative	2,011	-	5,680	-
Depreciation and amortization	2,669	-	8,514	-
Interest expense	93	-	158	-
Other income and deductions, net	(123)	-	(1,334)	-
Adjusted total segment margin	$ 12,157	$ -	$ 40,337	$ -

(b) Combined adjusted transportation segment margin sums 100 percent of the adjusted segment margin of the Haynesville Joint Venture and RIGS.

Non-GAAP Reconciliation

REGENCY ENERGY PARTNERS

		Three Months Ended December 31, 2009 ($ in thousands)
Net cash flows provided by operating activities	$	38,692
Add (deduct):		
Other assets and liabilities		1,017
Other current liabilities		12,354
Trade accounts payable, accrued cost of gas and liquids, and related party payables		(44,181)
Other current assets		4,007
Trade accounts receivables, accrued revenues, and related party receivables		19,549
Unit based compensation expenses		(1,647)
Gain on asset sales, net		(105)
Derivative valuation changes		(2,124)
Non-cash income from unconsolidated subsidiary		(268)
Depreciation and amortization, including debt issuance cost amortization		(30,641)
Net income	$	(3,347)
Add (deduct):		
Interest expense, net		22,028
Depreciation and amortization		28,759
Income tax benefit		(484)
EBITDA	$	46,956
Add (deduct):		
Non-cash loss from derivatives		2,124
Gain on asset sales, net		105
Income from unconsolidated subsidiary		(2,431)
Partnership's ownership interest in Haynesville Joint Venture's adjusted EBITDA		3,621
Other expense, net		698
Adjusted EBITDA	$	51,073
Add (deduct):		
Interest expense, excluding capitalized interest		(20,760)
Maintenance capital expenditures		(3,934)
Proceeds from asset disposal		496
Unit based compensation expenses		1,647
Other		(625)
Cash available for distribution	$	27,897